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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 333-71262 of Global Sports, Inc. on Form S-4 of our report dated March 23, 2001, appearing in the Annual Report on Form 10-K of Global Sports, Inc. for the year ended December 30, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.


/s/  DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 7, 2002